                         GMCL PURCHASE ORDER AGREEMENT*


                                     BETWEEN


                       AMERICAN AXLE & MANUFACTURING, INC.


                                       AND


                        GENERAL MOTORS OF CANADA LIMITED


--------
* Portions of this Exhibit 10.03 were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".

                          GMCL PURCHASE ORDER AGREEMENT

This Agreement, (the "Agreement") effective March 1, 1994 (the "Effective Date"), is entered into by AMERICAN AXLE & MANUFACTURING, INC. ("AAM"), a corporation organized under the laws of the State of Delaware, and GENERAL MOTORS OF CANADA LIMITED ("GMCL"), a corporation organized under the laws of Canada.


                                 P R E M I S E S


WHEREAS, AAM desires to sell to GMCL, and GMCL desires to purchase from AAM, certain motor vehicle components upon the terms and conditions stated herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual promises contained herein, intending to be legally bound, AAM and GMCL hereby agree as follows:



                   ARTICLE 1 - PURCHASE AND SUPPLY COMMITMENTS


1.1      Commitment for Certain GMCL Requirements:

A) For purposes of this Agreement, the term "Existing Components" shall (collectively or individually) mean certain components which are currently produced by General Motors Corporation ("GM") or by GMCL's St. Catharines Axle operation including, but not limited to, front and rear axles, front suspensions, steering linkages, stabilizer bars, rear propshafts, front auxiliary prop shafts, brake drums, wheel spindles, forgings, connecting rods and caps, and related parts, (each a "Family" of Existing Components) as set forth in detail, with part numbers, on Exhibit "A" attached hereto and incorporated herein and shall include successors to such Existing Components which can be manufactured by AAM without significant changes in tooling.

B) GMCL and AAM agree that following the Effective Date of this Agreement AAM shall, subject to Paragraph 1.1(C) below, be the sole-source supplier to GMCL for the Existing Components and GMCL shall purchase from AAM, and AAM shall supply to GMCL, pursuant to purchase orders issued by GMCL and pursuant to this Agreement, all of GMCL's requirements for such Existing Components, so long as:

         (a) GMCL continues regular production of the applicable vehicle model requiring such Existing Components; or

         (b) GMCL continues to require such Existing Components as service parts for such vehicles, subject to Paragraph 3.5 herein.

Successors to Existing Components being supplied by AAM that require significant changes in tooling are referred to as "New Components" and shall be sourced in accordance with Paragraph 1.2 herein; and

C) AAM acknowledges that certain sourcing/purchasing and/or supply arrangements may exist on the Effective Date between GMCL, and any of GM, GM or GMCL affiliates or non-affiliated suppliers which relate to the sourcing/purchasing and/or supply of certain of the Existing Components (the "Existing Relationships"). To the extent that the Existing Relationships do not, on the Effective Date, rely on Existing Components produced in any of:

         (a) the GM plants which, following the Effective Date will be owned by AAM (the "AAM Plants"); or

         (b) the GMCL rear drive assembly operation located in St. Catharines, Ontario (the "GMCL Axle Operation")

and notwithstanding Section 1.1 of the U.S. Supply Agreement, such relationships shall continue unabated and shall not in any way be limited as a result of this Agreement notwithstanding the provisions of Paragraph 1.1(B) above and GMCL shall be permitted to supply and/or source such Existing Components in a manner consistent with the Existing Relationships; provided that any increases or decreases in volume requirements of any GM division which is part of such an Existing Relationship for Existing Components will be shared by the parties in accordance with those proportions, of the GM division's requirements for such Existing Components, supplied by them as at the Effective Date. GMCL agrees that it shall provide a listing of the Existing Relationships, including a description thereof, within six (6) months of the Effective Date.

1.2 Sourcing of New Components. In addition to issuing purchase orders pursuant to Paragraph 1.1 herein, any purchase orders issued by GMCL during the term of this Agreement, or extension thereof, for New Components required by GMCL for use as original equipment or as service parts in vehicles manufactured or sold by GMCL shall be directed to AAM, provided in each case that AAM has submitted its proposal in a timely fashion in accordance with GMCL's request for quotation, that AAM possesses in GMCL's reasonable judgment the manufacturing capability to supply GMCL's requirements and AAM's terms are competitive with proposals submitted by companies excluding GM and its affiliates with respect to quality, service and price. In the event GMCL determines that a proposal submitted by AAM pursuant to this Paragraph is not competitive with respect to quality, service and price, GMCL shall so notify AAM and specify in writing the nature and extent to which AAM's proposal is not competitive. If within thirty
(30) days after such notice AAM does not provide GMCL reasonable assurances of AAM's ability and commitment to meet or exceed such competitive standard, then GMCL may enter into contracts to purchase the New Components in question from other suppliers at terms no less favorable than those offered by AAM for such time periods and quantities as GMCL in its sole discretion may decide. The terms for the supply of any such New Components by AAM shall be independent of the terms of this Agreement except as specifically provided herein.

1.3 Opportunities to Supply Other Requirements. GMCL will provide AAM opportunities to submit proposals through GM's advanced purchasing process to supply GMCL's requirements for other components which AAM is or may be qualified to supply, with the terms of supply of any such components to be determined through that process, independent of the terms of this Agreement.


              ARTICLE 2 - MINIMUM TERM, EVERGREEN TERM, TERMINATION


2.1 Minimum Seven (7) Year Term. This Agreement shall become effective upon the Effective Date and shall remain in effect for a minimum period of seven (7) years from the Effective Date, subject to an evergreen renewal under Paragraph
2.2 below, non-renewal under Paragraph 2.3 below, and early termination under Paragraphs 2.4 and 2.5 below.

2.2      ***

2.3      ***


2.4 Early Termination. GMCL may terminate this Agreement in any of the following events:

         (a) AAM becomes insolvent or enters into bankruptcy, receivership, liquidation, an arrangement for the benefit of creditors, dissolution or other similar proceeding;

         (b) A significant portion of AAM's assets becomes subject to attachment, embargo or expropriation; or

         (c) More than ten percent (10%) of the voting shares of AAM become owned or controlled, directly or indirectly, by a competitor of GMCL in the business of manufacturing motor vehicles. However, this Paragraph 2.4(c) shall not apply if AAM registers and sells its shares in any public offering.

2.5 Early Termination procedure. In the event GMCL elects to terminate this Agreement pursuant to Paragraph 2.4 above, GMCL shall first notify AAM in writing of the grounds for the intended termination. In the event AAM fails to remedy such grounds for termination within sixty (60) days after such notice, then GMCL may, at its option, terminate this Agreement effective at any time during the remaining term of this Agreement.


                               ARTICLE 3 - PRICING


3.1 Prices and Adjustments. The unit prices for Existing Components applicable during the term of this Agreement, subject to increases or decreases pursuant to Paragraph 3.6 herein and the last sentence of this Paragraph 3.1 and further subject to adjustments in calendar year 1996 and all calendar years thereafter pursuant to Paragraph 3.2 herein, have been negotiated by GMCL and AAM and are stated in the Supply Schedule attached as Exhibit A. All prices for Existing Components are on a F.O.B. (shipping point) basis. Title and risk of damage or loss to the Existing Components and New Components shall pass upon delivery, F.O.B. (shipping point). Price increases or decreases shall be made as the result of engineering changes ordered by GMCL or GM in the specifications for Existing Components, limited to changes in the cost plus a proportional change in profit.

3.2 Cost Reductions. Any and all price reductions or increases to Existing Components effected for the benefit of GM and its subsidiaries pursuant to

Sections 3.2 and 3.3 of the Component Supply Agreement between AAM and GM dated February 17, 1994 (the "U.S. Supply Agreement") shall apply equally to the Existing Components and the prices for the Existing Components shall be adjusted accordingly at such time as the corresponding price adjustments are made pursuant to the above referenced Sections of the U.S. Supply Agreement.

3.3      Payment Terms.

A) GMCL will pay for all Existing Components and New Components shipped from any AAM Plant as follows:

         (a) All AAM sales of Existing Components or New Components to GMCL for the *** after the Effective Date shall be paid *** in immediately available funds *** shipment of the product from the AAM Plants or the GMCL Axle Operation, as the case may be.

         (b) All AAM sales of Existing Components or New Components to GMCL between the *** shall be paid in immediately available funds *** following shipment of the product from the AAM Plants or the GMCL Axle Operation, as the case may be.

         (c) All AAM sales of Existing Components or New Components to GMCL between the *** shall be paid in immediately available funds *** following shipment of the product from the AAM Plants or the GMCL Axle Operation, as the case may be.

         (d) All AAM sales of Existing Components or New Components to GMCL between the *** shall be paid in immediately available funds *** following shipment of the product from the AAM Plants or the GMCL Axle Operation, as the case may be.

         (e) All AAM sales of Existing Components or New Components to GMCL between the *** shall be paid in immediately available funds *** following shipment of the product from the AAM Plants or the GMCL Axle Operation, as the case may be.

         (f) All AAM sales of Existing Components or New Components to GMCL between the *** shall be paid in immediately available funds *** following shipment of the product from the AAM Plants or the GMCL Axle Operation, as the case may be.

         (g) All AAM sales of Existing Components or New Components to GMCL *** shall be made on the *** following GMCL's receipt of shipments ***.

B) For all shipments of Existing Components and New Components shipped from any location other than an AAM Plant, GMCL shall on the *** following GMCL's receipt of such shipment ***.

AAM and GMCL will meet no less frequently than every two (2) years to discuss payment terms and may modify the above schedule by joint agreement.

3.4      Service Parts.  Regarding service parts, the following is agreed:

         (a) General Motors of Canada Limited Service Parts Organization ("GMCL/SPO") will issue, annually, contracts for past model service parts at competitive prices to be negotiated.

         (b) For service parts which are for current models, prices will be based on the original equipment price plus a markup for packaging, bar coding and other value added requirements specified by GMCL/SPO, limited to the costs of such activities plus a proportional adjustment in profit.

         (c) For current model and past model service parts requirements, the parties agree to freeze the current prices through nine
                  (9) months following the Effective Date. During this time, AAM will confirm its cost to produce the existing service parts and GMCL will obtain competitive bids from companies excluding GM and its affiliates in order to establish the competitive prices. It is the expectation of the parties that, at GMCL's option, (i) the prices may be adjusted to reflect the market price; (ii) the service parts may be re-sourced to other suppliers, provided AAM is given the opportunity to supply such service requirements pursuant to the procedures contained in Paragraph 1.2 above, or (iii) the service parts may be subject to GMCL's one time purchase from AAM for all of GMCL's future requirements for the parts in question at a mutually agreed upon price. It is expected that adjustments will be made as analyses are completed, but in no event will adjustments be made later than nine (9) months after the Effective Date. If in some extenuating situations the analyses are not complete, AAM will consider an extension of the deadline.

3.5 Resale of Productive Material. Any and all price reductions or increases to Existing Components produced in the AAM Plants, implemented for the benefit of GM, and its subsidiaries pursuant to Section 3.6 of the U.S. Supply Agreement shall apply equally to the

Existing Components and the prices for the Existing Components shall be adjusted accordingly at such time as the corresponding price adjustments are made pursuant to the U.S. Supply Agreement.



              ARTICLE 4 - PURCHASE ORDERS AND FIELD WARRANTY COSTS


4.1 (a) Standard Purchase Orders: Attached hereto as Exhibit "B" is the standard form of purchase order to be utilized in connection with this Agreement. All purchase orders issued by GMCL and accepted by AAM pursuant to this Agreement shall utilize such standard form purchase order and shall be governed by its terms and conditions, provided however, that Paragraphs 6 and 15 of the purchase order terms and conditions shall be superseded by Article 2 of this Agreement and may not be invoked or exercised by GMCL with respect to any purchase orders issued and accepted under this Agreement, and Paragraph 13 of the purchase order terms and conditions shall be superseded by Article 7 of this Agreement. Paragraph 3 of the purchase order terms and conditions shall be superseded by Paragraph 4.1(b) below. To the extent that the terms of this Agreement and the purchase order conflict, this Agreement shall prevail. ***

         (b) Force Majeure: Any delay or failure of either party to perform its obligations hereunder shall be excused if, and to the extent that it is caused by an event or occurrence beyond the reasonable control of the party and without its fault or negligence, such as by way of example and not by way of limitation, acts of God, actions by any governmental authority (whether valid or invalid), fires, floods, windstorms, explosions, riots, natural disasters, wars, sabotage, labour problems (including lockouts, strikes and slowdowns), inability to obtain power, material, labour, equipment or transportation, or court injunction or order; provided that written notice of such delay (including the anticipated duration of the delay) shall be given by the affected party to the other party within ten (10) days. During the period of such delay or failure to perform by AAM, GMCL, at its option, may purchase goods from other sources and reduce its schedules to AAM by such quantities, without liability to AAM, or have AAM provide the goods from other sources in quantities and at times requested by GMCL, and at the price set forth in this order. If requested by GMCL, AAM shall, within ten (10) days of such request, provide adequate assurance that the delay shall not exceed thirty (30) days. If the delay lasts more than thirty (30) days or AAM does not provide adequate assurance that the delay will cease within thirty (30) days, GMCL may immediately cancel the order without liability.

         (c) Duty Drawback Rights: Each purchase order submitted to AAM includes all related customs duty and import drawback rights, if any (including rights developed by substitution and rights which may be acquired from AAM's suppliers), which AAM can transfer to GMCL. AAM agrees to inform GMCL of the existence of any such rights and upon request to supply such documents as may be required by GMCL to obtain such drawback.


                           ARTICLE 5 - QUALITY CONTROL


5.1 AAM will institute and maintain a company-wide continuous improvement process. This process will be customer driven from the standpoint of both GMCL and the customer of GMCL products. This process shall include preventive maintenance plans that will maintain the quality of parts as they are manufactured. The continuous improvement plan will document the method to monitor and evaluate the process.

5.2 AAM will maintain and strive to improve the current quality control and inspection system. Such improvement will incorporate General Quality Standards, Targets for Excellence and other GMCL policies generally applicable to suppliers. This also includes the use of the AIAG Production Part Approval Process manual, AIAG reference manual for Potential Failure Modes and Effects Analysis, AIAG reference manual for Fundamental Statistical Process Control, the GM reference manual for Key Characteristic Designation System and others.

5.3 AAM will provide support to GMCL for immediate problem resolution, analysis of various sources of customer dissatisfaction, such as PPM (parts per million), CAMIP (Continuous Automotive Marketing Information Program), glove box surveys, and other quality measurement date which may become available to the parties from time to time.

5.4 GMCL has the option to provide at its expense a PICOS team to support AAM cost and productivity improvement activities.


                          ARTICLE 6 - PRODUCT LIABILITY


6.1 AAM shall defend, indemnify, and hold harmless GMCL, its officers, agents, and employees, from and against any and all claims, suits, causes of action, liabilities, losses, damages, costs of settlement, and expenses (including reasonable counsel fees) which may be imposed upon or incurred by GMCL from claims, suits, or causes of action (including without limitation those for death, personal injury, or property damage) by any person whatsoever at any time against GMCL, its officers, agents, and employees, arising from, caused or alleged to be caused by the manufacture, operation, use, sale, or transfer of any Existing Components or New Components or the design of New Components supplied hereunder and any other products manufactured by AAM.

6.2 GMCL shall defend, indemnify, and hold harmless AAM, its officers, agents, and employees, from and against any and all claims, suits, causes of action, liabilities, losses, damages, costs of settlement, and expenses (including reasonable counsel fees) which may be imposed upon or incurred by AAM from claims, suits, or causes of action (including without limitation those for death, personal injury, or property damage) by any person whatsoever at any time against AAM, its officers, agents, and employees, arising from, caused or alleged to be caused by the manufacture, operation, use, sale, or transfer of any components or products manufactured or sold by GMCL other than Existing Components or New Components or the design of components or products by GMCL.

                              ARTICLE 7 - INSURANCE


7.1 Unless otherwise agreed by GMCL and AAM, AAM agrees to maintain, at its own expense, the following types of insurance coverage (underwritten by insurance companies reasonably satisfactory to GMCL) at all times from the Effective Date through ten (10) years after the termination or expiration of this Agreement:

         (a) Broad form comprehensive general liability insurance on an occurrence form basis (including product, completed operations, and contractual liability covering the terms of this Agreement), whether primary or excess coverage or a combination thereof, with a combined single limit for personal injury and property damage of not less than Ten Million Dollars ($10,000,000) (U.S.) per occurrence.

         (b) Comprehensive automobile liability insurance, whether primary or excess coverage or a combination thereof, with a combined single limit for personal injury and property damage of not less than Ten Million Dollars ($10,000,000) (U.S.) per occurrence.

         (c) Workers compensation insurance in statutory limits and employer's liability insurance with a limit of not less than One Million Dollars ($1,000,000) (U.S.) for each state or province in which AAM operates.

         (d) All risk property insurance on a full replacement cost basis, with no co-insurance requirement.

7.2 Prior to execution of this Agreement, and each year thereafter for the term of this Agreement, AAM shall provide GMCL with certificates of insurance evidencing General Motors of Canada Limited as an additional insured for the coverage referred to above in Paragraph 7.1(a), (c), and (d). No cancellation, modification, or material change to such coverage shall be made without GMCL's written approval. AAM agrees to provide its insurer with notice of this requirement.



                         ARTICLE 8 - GENERAL PROVISIONS

8.1 No Agency. This Agreement does not constitute either party the agent, partner, joint venturer or legal representative of the other party. Neither party is authorized to create any obligation on behalf of the other party.

8.2 Notices. Any notice under this Agreement shall be in writing (letter, telex, facsimile or telegram) and shall be effective when received by the addressee at its address indicated below.

         (a)      Notice sent to AAM shall be addressed as follows:
                           American Axle & Manufacturing, Inc.
                           1840 Holbrook Avenue
                           Detroit, Michigan  48212-3488
                           Att:     B.G. Mathis
                                    Vice-President Administration
                                    Facsimile No.: (313) 974-2070

         (b)      Notice sent to GMCL shall be addressed as follows:
                           General Motors of Canada Limited
                           Worldwide Purchasing
                           1908 Colonel Sam Drive
                           Oshawa, Ontario
                           Att:     Director of Purchasing
                                    Facsimile No.: (905) 644-4491

         (c) The parties by notice hereunder may designate other addresses to which notices shall be sent.

8.3 Amendments. No amendment to this Agreement shall be binding upon either party unless it is in writing and is signed by both parties. This Agreement supersedes any prior agreements between the parties concerning the subject matter herein and therein.

8.4 Assignment. Neither party may assign any of its rights or delegate any of its duties under this Agreement without first obtaining consent of the other party; provided, however, that GMCL may assign any or all of its rights and obligations to any affiliate or subsidiary of General Motors Corporation.

8.5 Law and Jurisdiction. This Agreement shall be governed by the laws of the Province of Ontario, Canada. Each party consents, for purposes of enforcing this Agreement, to personal jurisdiction, service of process and venue in any provincial or federal court within the Province of Ontario, Canada having jurisdiction over the subject matter. The terms of the United Nation Convention on Contracts for the International Sale of Goods are expressly excluded from any application to this Agreement.

8.6 Certifications for NAFTA AAM agrees to do all such things and provide all such documents, instruments, certificates or other information (including without limitation,

Certificates of Origin and Manufacturer's Affidavits) as may be requested by GMCL for the purpose of accurately providing GMCL with that information which it deems necessary to ensure that GMCL is able to ensure Preferential Duty Treatment under the North American Free Trade Agreement (the "NAFTA") of all Existing Components and New Components purchased from AAM and to accurately calculate the Regional Value Content including the Value of Non- Originating Materials and the value of Originating Materials (as those terms are defined in the NAFTA) of Existing Components, and New Components purchased from AAM and of any products into which same are incorporated.

8.7 Taxes. GMCL shall be liable for and shall pay to AAM or the appropriate taxing or governmental authority, any tax, duty, levy, import charge or other such amount properly payable in connection with the purchase by GMCL of any Existing Components or New Components pursuant to this Agreement.

IN WITNESS WHEREOF, GMCL and AAM have caused this Agreement to be executed in multiple counterparts by their duly authorized representatives this 17TH day of FEBRUARY, 1994.

GENERAL MOTORS OF CANADA                     AMERICAN AXLE &
LIMITED                                      MANUFACTURING, INC.

By:   /s/ J. G. Waechter Jr.                 By:  /s/ R.E. Dauch
     -------------------------                   ----------------------------

Title: Vice President                        Title:  President & CEO
       -----------------------                      -------------------------

By:   /s/ L. D. Worrall
     -------------------------

Title: Assistant Secretary
       -----------------------

                  EXHIBIT "A" TO GMCL PURCHASE ORDER AGREEMENT


                               EXISTING COMPONENTS

                    EXHIBIT 'A' TO COMPONENT SUPPLY AGREEMENT
                                 SUPPLY SCHEDULE

                  GMCL - COMPONENT CONTRACTS - SAGINAW DIVISION

CARLINE F   Component Type:  Propeller Shaft & Uni J

 Part                                                                              Source                    Price
Number                                          Description                         Code                      U.S.
-----------------------------------------------------------------------------------------------------------------------------

26039759                           Shaft Asm-Prp                                    44050                        ***

26039989                           Shaft Asm-Prp                                    44050                        ***

26041126                           Shaft Asm-Prp                                    44050                        ***

26041128                           Shaft Asm-Prp                                    44050                        ***

26041428                           Shaft Asm-Prp                                    44050                        ***



ST. CATH. AXLE PLANT PURCHASES

 Part                                                                             Source                    Price
Number                                          Description                         Code                      U.S.
-----------------------------------------------------------------------------------------------------------------------------

22506477                           Axle Forging                                     44007                        ***

26009534                           Axle Forging                                     44007                        ***

26026833                           Ring Gear Forg.                                  44007                        ***

26026834                           Ring Gear Forg.                                  44007                        ***


26026835                           Ring Gear Forg.                                  44007                        ***
-----------------------------------------------------------------------------------------------------------------------------

26033195                           Axle Forging                                     44007                        ***

26037714                           Ring Gear Forg.                                  44007                        ***

26037722                           Ring Gear Forg.                                  44007                        ***

26037730                           Ring Gear Forg.                                  44007                        ***
-----------------------------------------------------------------------------------------------------------------------------

26010416                           Axle Forging                                     44066                        ***

26014760                           Dr. Pinion Forge.                                44066                        ***

26026777                           Dr. Pinion Forge.                                44066                        ***

26026778                           Dr. Pinion Forge.                                44066                        ***

26037710                           Dr. Pinion Forge.                                44066                        ***
-----------------------------------------------------------------------------------------------------------------------------


LEGEND
18172 - Cleveland Oh
44001 - Saginaw MI
44007 - Buffalo NY
44021 - Athens AL
44050 - Three River MI
44066 - Detroit MI





26037718                           Dr. Pinion Forge.                                44066                        ***

26037726                           Dr. Pinion Forge.                                44066                        ***



LEGEND
18172 - Cleveland Oh
44001 - Saginaw MI
44007 - Buffalo NY
44021 - Athens AL
44050 - Three River MI
44066 - Detroit MI


CARLINE F   Component Type:  Rear Axle Asm

 Part                                                                              Source                      Price
Number                                          Description                         Code                        U.S.
-----------------------------------------------------------------------------------------------------------------------------

26037552                           Axle Asm (Ratio 3.42)                            44007                        ***

26038881                           Axle Asm (3.23 Ratio)                            44007                        ***

26041287                           Axle Asm (3.23 Ratio)                            44007                        ***

26043076                           Axle Asm (Ratio 3.23)                            44007                        ***

26043261                           Axle Asm (2.73 Ratio)                            44007                        ***

26043262                           Axle Asm (Ratio 2.73)                            44007                        ***




LEGEND
18172 - Cleveland Oh
44001 - Saginaw MI
44007 - Buffalo NY
44021 - Athens AL
44050 - Three River MI
44066 - Detroit MI

CARLINE Truck   Component Type:  Rear Axle Asm

  Part                                                                             Source                      Price
Number                                          Description                         Code                        U.S.
-----------------------------------------------------------------------------------------------------------------------------


26031842                           Rear Axle Asm                                    44066                        ***

26031843                           Rear Axle Asm                                                                 ***

26031844                           Rear Axle Asm                                    44066                        ***

26031846                           Rear Axle Asm                                                                 ***

26031847                           Rear Axle Asm                                    44066                        ***

26031848                           Rear Axle Asm                                                                 ***

26031849                           Rear Axle Asm                                                                 ***

26031851                           Rear Axle Asm                                                                 ***

26031852                           Rear Axle Asm                                                                 ***

26031853                           Rear Axle Asm                                                                 ***

26031855                           Rear Axle Asm                                                                 ***

26031856                           Rear Axle Asm                                                                 ***

26031858                           Rear Axle Asm                                                                 ***

26031859                           Rear Axle Asm                                                                 ***

26031860                           Rear Axle Asm                                                                 ***

26031861                           Rear Axle Asm                                                                 ***



LEGEND
14014 - St. Catherine Ont
18172 - Cleveland Oh
44001 - Sag MI
44007 - Buffalo NY
44021 - Athens AL
44050 - Three River MI
44066 - Detroit MI
44971 - Toronto Ont
44972 - Romulus MI

CARLINE CANEXPO Component Type:


 Part                                                                              Source                       Price
Number                                          Description                         Code                         U.S.
-----------------------------------------------------------------------------------------------------------------------------

26026301                           Axle Asm                                         44007                        ***

26027087                           Arm Asm Strg Linkage                             44007                        ***

26027361                           Axle Asm                                         44007                        ***

26029260                           Axle Asm                                         44007                        ***

26029411                           Linkage Asm                                      44007                        ***

26029956                           Axle Asm                                         44066                        ***

26030336                           Axle Asm                                         44007                        ***

26031325                           Axle Asm                                         44007                        ***

26031328                           Axle Asm                                         44007                        ***

26031863                           Axle Asm                                         44066                        ***

26033136                           Linkage Asm - Strg                               44007                        ***

26033137                           Linkage Asm - Strg                               44007                        ***

26021659                           Linkage Asm                                      44007                        ***

26022466                           Shaft Asm                                        44050                        ***

14026579                           Arm Asm - Strg Knu                               44066                        ***

14089551                           Shaft-Frt-Stab                                   44066                        ***

15530363                           Arm Pit                                          44007                        ***

15548449                           Shaft-Frt Stab                                   44066                        ***

15595963                           Arm Asm - Strg Linkage                           44007                        ***

15651267                           Arm Pit                                          44007                        ***

15677613                           Shaft-Frt Stab                                   44066                        ***

15684329                           Shaft-Frt Stab                                   44066                        ***

26036553                           Axle Asm-Frt                                     44066                        ***

26036554                           Axle Asm-Frt                                     44066                        ***


26036901                           Axle Asm-RR                                      44066                        ***



LEGEND
18172 - Cleveland Oh
44001 - Saginaw MI
44007 - Buffalo NY
44021 - Athens AL
44050 - Three River MI
44066 - Detroit MI
44971 - Toronto Ont Can

CARLINE W   Component Type:  Shaft-Frt Stab

 Part                                                                              Source                       Price
Number                                          Description                         Code                         U.S.
-----------------------------------------------------------------------------------------------------------------------------

14101234                           Shaft-Frt Stab                                   44066                        ***

26024362                           Shaft-Frt Stab                                   44066                        ***



LEGEND
44001 - Saginaw MI
44021 - Athens AL
44066 - Detroit MI
44971 - Toronto Ont

CARLINE Truck   Component Type:  Rear Prop Shafts

  Part                                                                             Source                    Price
Number                                          Description                         Code                     U.S.

-----------------------------------------------------------------------------------------------------------------------------

26006680                           Prop Shaft                                       44050                        ***

26013277                           Prop Shaft                                       44050                        ***

26014287                           Prop Shaft                                       44050                        ***

26014288                           Prop Shaft                                       44050                        ***

26014905                           Prop Shaft                                       44050                        ***

26018066                           Prop Shaft                                       44050                        ***




LEGEND
14014 - St. Catherine Ont
18172 - Cleveland Oh
44001 - Sag MI
44007 - Buffalo NY
44021 - Athens AL
44050 - Three River MI
44066 - Detroit MI
44971 - Toronto Ont
44972 - Romulus MI

CARLINE F   Component Type:  Front Stabilizer

  Part                                                                             Source                    Price
Number                                          Description                         Code                     U.S.
-----------------------------------------------------------------------------------------------------------------------------

26025316                           Shaft-Frt-Stab                                   44066                     ***

26032907                           Shaft-Frt-Stab                                   44066                     ***




LEGEND

18172 - Cleveland Oh
44001 - Saginaw MI
44007 - Buffalo NY
44021 - Athens AL
44050 - Three River MI
44066 - Detroit MI

CARLINE Truck   Component Type:  Frt Drive Shaft

  Part                                                                             Source                    Price
Number                                          Description                         Code                     U.S.
-----------------------------------------------------------------------------------------------------------------------------

15548449                           Stabilizer Bar                                   44066                    ***




CARLINE Truck   Component Type:  Frt Drive Shaft

  Part                                                                             Source                    Price
Number                                          Description                         Code                     U.S.
-----------------------------------------------------------------------------------------------------------------------------

26022466                           Prop Shaft                                       44050                    ***

26029958                           Prop Shaft                                       44050                    ***





CARLINE Truck   Component Type:  Front Axles

  Part                                                                             Source                    Price
Number                                          Description                         Code                     U.S.
-----------------------------------------------------------------------------------------------------------------------------

26036553                           Front Axle Asm                                   44066                    ***


26036554                           Front Axle Asm                                   44066                    ***

26036556                           Front Axle Asm                                   44066                    ***

26036559                           Front Axle Asm                                   44066                    ***




LEGEND
14014 - St. Catherine Ont
18172 - Cleveland Oh
44001 - Sag MI
44007 - Buffalo NY
44021 - Athens AL
44050 - Three River MI
44066 - Detroit MI
44971 - Toronto Ont
44972 - Romulus MI

                  EXHIBIT "B" TO GMCL PURCHASE ORDER AGREEMENT


                               GMCL PURCHASE ORDER

                               GMCL PURCHASE ORDER

                        TERMS AND CONDITIONS OF PURCHASE


1. CONTRACT: The contract comprising this order and its acceptance is to be construed according to the laws of the Province from which this order issues as shown by the address of Buyer which is printed on the face of this order. This order is non- assignable by the Seller.

2. DELIVERY SCHEDULES: Deliveries are to be made both in quantities and at time specified in schedules furnished by Buyer. Buyer will have no liability for payment for material or items delivered to Buyer which are in excess of quantities specified in the delivery schedules. Buyer may from time to time change delivery schedules or direct temporary suspension of scheduled shipments.

3. EXCUSABLE DELAYS: Except with respect to defaults of subcontractors, Seller shall not be liable for delays, or defaults in deliveries due to causes beyond its control and without its fault or negligence. If at any time Seller has reason to believe that deliveries will not be made as scheduled, written notice setting for the cause of the anticipated delay will be given immediately to Buyer. Any delay due to default of subcontractor will be excusable if beyond the control and without the fault or negligence of both Seller and its subcontractor and if Seller establishes that it could not obtain supplies or services from any other source in time to meet the delivery schedule.

4. WARRANTY: Seller expressly warrants that all the material and work covered by this order will conform to the specifications, drawing, samples, or other description furnished or specified by Buyer and will be merchantable of good material and workmanship and free from defect. Seller expressly warrants that all the material covered by this order which is the product of Seller or is in accordance with Seller's specification, will be fit and sufficient for the purposes intended.

5. POTENTIALLY HARMFUL INGREDIENTS: Seller agrees to promptly furnish to Buyer (1) upon written request, a list of all ingredients in materials purchased hereunder and, as necessary, the amount of one or more ingredients, and (2) thereafter, information concerning any changes in such ingredients.

6. CANCELLATION: Buyer reserves the right to cancel all or any part of the work covered by this order if Seller does not make deliveries as specified in the schedules or so fails to make progress as to endanger performance of the work and does not correct such failure within ten
         (10) days after receipt of written notice from Buyer specifying such failure, or if Seller breaches any of the terms hereof including the warranties of Seller.

7. INSPECTION: All material shall be received subject to Buyer's inspection and rejection. Defective material not in accordance with Buyer's specifications will be held for Seller's instruction at Seller's risk and if Seller so directs, will be returned at Seller's expense. No goods, returned as defective shall be replaced without a new order and schedule. Payment for material on this order prior to inspection shall not constitute an acceptance thereof, nor will acceptance remove Seller's responsibility for latent defects.

8.       SPECIFICATION CHANGES: Buyer reserves the right at any time to make changes in drawings and specifications as to any material and/or work covered by this order. Any difference in price or time for performance resulting from such changes shall be equitably adjusted and the contract and/or schedule shall be modified in writing accordingly.

9. BUYER'S PROPERTY: Unless otherwise indicated in this order, all supplies, materials, tools, jigs, dies, fixtures, patterns, equipment, and other items furnished by Buyer, either directly or indirectly, to Seller to perform this order, or for which Seller has been reimbursed by Buyer, shall be and remain the property of Buyer, provided, however, that Seller shall bear the risk of loss of and damage to such property, normal wear and tear excepted. Such property shall at all times be properly housed and maintained by Seller; shall be insured by Seller with fire and extended insurance coverage for the replacement value thereof; shall not be used by Seller for any purpose other than the performance of this order unless otherwise authorized in writing by Buyer, shall be deemed to be personal property (moveable property in Quebec), shall be conspicuously marked "Property of General Motors of Canada Limited" by Seller, shall not be commingled with the property of Seller or with that of a third person; and shall not be moved from Seller's premises without Buyer's prior written approval. Upon the request of Buyer, such property shall be immediately delivered to Buyer by Seller either (i) F.O.B. cars or trucks at Seller's plant, properly packed and marked in accordance with the requirements of the carrier selected by Buyer to transport such property, or (ii) to any location designated by Buyer, in which event Buyer shall pay to Seller the cost of delivering such property to such location. Buyer shall have the right to enter onto Seller's premises at all reasonable times to inspect such property and Seller's records with respect thereto.

10. REMEDIES: The remedies herein reserved shall be cumulative, and additional to any other or further remedies provided in law or equity. No waiver of a breach of any provisions of the order shall constitute a waiver of any other breach, or of such provision.

11. PATENTS, INDUSTRIAL DESIGNS AND COPYRIGHTS: By accepting this order or performing under it Seller (a) agrees to defend and hold harmless Buyer, its successors and customers against all suits and from all damage arising out of suits or claims for actual or alleged direct or contributory infringement of, or inducement, to infringe, any Canadian or foreign Patent, industrial Design or copyright by reason of the manufacture, use of sale of the goods and/or services ordered, including infringement arising out of compliance with specifications furnished by Buyer, (b) agrees not to assert any claim against Buyer under the patent Act, Copyright Act, Industrial design Act, or any Sale of Goods statutes or otherwise, including any hold harmless or similar claim, related in any way to any claim asserted against Seller or Buyer for patent or copyright infringement or the like arising out of performance under this order, including infringement arising out of compliance with specifications furnished by Buyer, and (c) hereby grants to Buyer a nonexclusive, royalty-free, irrevocable license to repair and have repaired, to reconstruct and have reconstructed the goods ordered hereunder Seller hereby assigns to Buyer all right, title and interest in and to copyrights in any copyrightable material created or produced for buyer under this order.

12. TECHNICAL INFORMATION DISCLOSED TO BUYER: Seller agrees not to assert any claim (other than a claim for patent infringement) with respect to any technical information which Seller shall have disclosed or may hereafter disclose to Buyer in connection with the goods or services covered by this order.

13. INSURANCE: If this order covers the performance of labour for Buyer, Seller agrees to indemnify and protect Buyer against all liabilities, claims or demands for injuries or damages to any person or property growing out of the performance of this contract, by Seller, its servants, employees, agents or representatives. Further, Seller represents that it has made proper provisions for adequate workmen's compensation and agrees to furnish insurance carriers certificate showing that Seller has a minimum $1,000,000 Public Liability and $1,000,000 Property Damage insurance coverage. Said certificates must set forth amount of coverage, number of policy and date of expiration. The purchase of such insurance coverage or furnishings of the aforesaid certificate shall not be in satisfaction of Seller's liability hereunder or in any way modify Seller's indemnification of buyer except that Seller shall not be obligated to indemnify Buyer for injuries or damages caused solely by the negligence of Buyer.

14. ADVERTISING: Seller shall not without first obtaining the written consent of Buyer, in any manner advertise or publish the fact that Seller has contracted to furnish Buyer the material herein ordered, and for failure to observe this provision Buyer shall have the right to terminate this order without any obligations to accept deliveries after the date of termination or make further payments except for completed articles delivered prior to termination.

15. INSOLVENCY: Buyer may forthwith cancel this order in the event of the happening of any of the following, or any other comparable event: insolvency of the Seller, the filing of a voluntary assignment in bankruptcy, the firing of any petition to have Seller declared bankrupt provided it is not vacated within thirty (30) days from the date of filing, the appointment of a receiver or trustee for Seller provided such appointment is not vacated within thirty (30) days from the date of such appointment, the execution by Seller of an assignment for the benefit of creditors.

16. BUYER'S DESIGN: Seller agrees that if the articles or materials covered by this order are to be manufactured to a design furnished by Buyer, Seller will not, without the consent of Buyer, manufacture such articles of materials from said design for sale to other than Buyer.

17. GOVERNMENT REGULATIONS: Seller agrees to comply with all applicable Federal, Provincial, or local laws, rules, regulations or ordinances.

                              SHIPPING AND BILLING


A) All material shall be suitably packed, marked and shipped in accordance with the requirements of common carriers in a manner to secure lowest transportation cost, and no additional charge shall be made by the Buyer therefor unless otherwise stated herein.

B) No charge shall be made by Seller for cartage or storage, unless otherwise stated herein.

C)                1. All containers for shipment must be individually marked.
                  Bags, bales and bundles for shipments must be individually tagged, all showing clearly:

                           (a)      Supplier's Name
                           (b)      Part Number (GM)
                           (c)      Quantity
                           (d)      Receiving Area
                           (e) Shipping address as shown on the production purchase order or as otherwise designed by other types of orders.

         2.       Returnable containers must be clearly marked "RETURNABLE".

         3.                (a)      All cartons, barrels, crates, kegs and
                                    pallets are to be individually stenciled showing Case Number.

                           (b) All bags, bales, and bundles are to be individually tagged showing container number.

         4. In using salvaged cartons, boxes, etc., it is imperative that any previous markings are obliterated and that the markings as required under Section 1 are clearly legible even if necessary to relabel.

         5. In cases of carload shipments all small containers should, as far as possible be placed in the doorway of the car.

D) Two copies of Packing Slips must accompany each shipment made by Transport. These must be attached to Bills of Lading and information must be shown on Bills of Lading as follows: "Packing Slips Attached". Two copies of Packing Slips covering shipments by Air or Rail Express, L.C.L. and Postal, must be included in one of the containers and this container must show the following: "Packing Slips Enclosed". Two copies of Packing Slips covering Carload shipments must be fastened inside of the car in an area on the wall near the door.

E) Bill of Lading, or other shipping receipt, for each shipment must be promptly forwarded by Seller to Buyer's Traffic Department.

F) Seller agrees to describe material on Bill of Lading or other shipping receipt and to route shipment in accordance with instructions issued by Buyer's Traffic Department.

G) Material shipped on an individual Bill of Lading shall be consigned to one General Motors receiving area only.

H) Material shipped on an individual Bill of lading shall be billed on an individual accounting invoice.

I) Invoices must be submitted in duplicate to Disbursements Control Dept. Oshawa or Accounts Payable Dept., Ste. Therese and St. Catharines. The proper commercial description of the goods must be given on all invoices. Invoices must show the MARKS, NUMBERS, AND DESCRIPTION of the packages in such manner as to indicate truly the quantities and values of the articles in each package.

J) Purchase Order number and Package number will be shown on Packing Slips, Bills of Lading, and invoices. Absence of, or incorrect Purchase Order number, will result in delayed payment.


                               CUSTOMS REGULATIONS
               INSTRUCTIONS AS TO INVOICING AND SHIPPING DOCUMENTS


1. In order to facilitate the importation of goods into Canada the shipper's Bill of Lading and the carrier's Waybill must contain the following information:

         (a) Full name and address of Purchaser and/or Consignee - GM Canada c/o XYZ Company.

         (b)      Complete description of goods including marks and numbers.

         (c) Complete description of containers, whether cases, racks, boxes, etc.

         (d) Total number of containers and/or loose pieces in shipment.

2. Vendor's "DUNS" or "GMSL" must be shown in the top right-hand corner of the Canada Customs invoice.

3. "Returnable Containers" are to be noted on the Canada Customs invoice as "Returnable Containers under Canada Customs Control, Ottawa file 8014-11-3".